Supplement to Statement of Additional Information
Dated November 1, 2006 for
The Hirtle Callaghan Trust
The date of this Supplement is August 3, 2007
THIS SUPPLEMENT SUPERSEDES ALL PREVIOUS SUPPLEMENTS
The Hirtle Callaghan Trust (the “Trust”) — Changes to the Principal Underwriter, Administrator, Fund Accounting Agent and Transfer Agent for the Trust: Effective August 1 2007, Foreside Fund Services LLC (“Foreside”) replaces BISYS Fund Services LP as the principal underwriter for the Trust. Foreside was approved as the new underwriter at a Special Meeting of the Board of Trustees of the Trust held on July 27, 2007. Page 18 of the Statement of Additional Information is hereby revised as follows:
Foreside Fund Services LLC (“Foreside”) is the Trust’s principal underwriter pursuant to an agreement approved by the Board on July 27, 2007. Because shares of the Trust’s Portfolio’s are available only to clients of Hirtle Callaghan and financial intermediaries that have established a relationship with Hirtle Callaghan, the services provided by Foreside are limited. Foreside receives an annual fee of $15,000 for performing the services listed under the agreement. The offices of the principal underwriter are located at Two Portland Square, Portland, ME 04101.
Also effective August 1, 2007 BISYS Fund Services Ohio, Inc. (“BISYS”), the Trust’s administrator, fund accounting agent and transfer agent, was re-named to Citi Fund Services Ohio, Inc. (“CFSO”) in connection with the acquisition of The BISYS Group, Inc., the parent company of BISYS, by Citibank N.A. (“Citi”). All other information contained in the Statement of Additional Information remains unchanged.
The Hirtle Callaghan Trust: Changes to Officers and Affiliated Trustees — The Officers and Affiliated Trustee’s table on page 2 of the Statement of Additional Information is revised as follows: (all other information remains unchanged)
OFFICERS AND AFFILIATED TRUSTEES. The table below sets forth certain information about each of the Trust’s Affiliated Trustees, as well as its executive officers.

Other
		Term of Office;		Number of	Directorships
Name, Address	Position(s) Held	Term Served	Principal Occupation(s)	Portfolios in Fund	Held by
and Age	with Trust	in Office	During Past 5 Years	Complex Overseen	Trustee*
Peter R. Guarino — Foreside Fund Services LLC Two Portland Square, 1st Flr Portland, ME 04101 Age: 49	Chief Compliance Officer	Indefinite; Since: 07/01/07	Managing Director of Foreside Compliance Services, LLC since 2004; Independent Compliance Consultant from 2002 to 2004; General Counsel and Global Compliance Director of MiFund, Inc. (mutual fund services) from 2000 to 2002	9	NA
____________
Additionally, the Portfolio Holdings section of the Statement of Additional Information found on page 37, is hereby revised as follows:
PORTFOLIO HOLDINGS. The Trust may provide information regarding the portfolio holdings of the various Portfolios to its service providers where relevant to duties to be performed for the Funds. Such service providers include fund accountants, administrators, investment advisers, custodians, independent public accountants, and attorneys. Neither the Trust nor any service provider to the Trust may disclose material information about the Funds’ portfolios holdings to other third parties except that information about portfolio holdings may be made available to such third parties provided that the information has become public information by the filing of an annual or semi-annual report or Form N-Q by the Funds. In no event shall such information be disclosed for compensation.

The International Equity Portfolio. As more fully described in the Prospectus, effective April 3, 2007, the Portfolio Management Agreement (the “Agreement”) between The Hirtle Callaghan Trust and Capital Guardian Trust Company (“CapGuardian”) was amended to reduce the investment management fee to which CapGuardian is entitled for managing its portion of The International Equity Portfolio (the “Portfolio”). Page 11 under the Investment Advisory Fees: Specialist Managers section of the statement of additional information is revised as follows (all other information in this section remains the same):
Under the performance arrangement, CapGuardian is entitled to receive a quarterly fee that is subject to adjustment by a factor referred to as the “Performance Component.” Effective April 3, 2007, each such quarterly payment consists of 0.0875 (or 8.75 basis points) plus or minus 1/4 of the Performance Component multiplied by the average net assets of the CapGuardian Account for the immediately preceding 12-month period, on a “rolling basis.” (“Rolling Basis” means that, at each quarterly fee calculation, the Gross Total Return of the CapGuardian Account, the MSCI EAFE Index Return and the average net assets of the CapGuardian Account for the most recent quarter will be substituted for the corresponding values of the earliest quarter included in the prior fee calculation.) The Performance Component is equal to 12.5% of the difference between (i) the total return of the CapGuardian Account calculated without regard to expenses incurred in the operation of the CapGuardian Account (“Gross Total Return”) and (ii) MSCI EAFE Index Return plus a performance hurdle of 0.35% (or 35 basis points). The minimum annual fee, to which CapGuardian is entitled, is 0.10% (10 basis points) or 0.025% (2.5 basis points) per quarter.
The following table incorporates the reduced fee schedule implemented as a result of the above referenced amendment to the contract. It sets forth the fee to which CapGuardian would be entitled, assuming that it performs at the indicated levels relative to the Benchmark Index. The highlighted entry is the “fulcrum point” — the performance that CapGuardian must achieve in order to receive an unadjusted fee:

IF THE PERFORMANCE OF THE		CAPGUARDIAN WILL
CAPGUARDIAN ACCOUNT:		RECEIVE A FEE OF:

is lower than the MSCI EAFE Index by:	-1.65% or more	0.10000%
is lower than the MSCI EAFE Index by:	-1.00%	0.18125%
is lower than the MSCI EAFE Index by:	-0.80%	0.20625%
is lower than the MSCI EAFE Index by:	-0.60%	0.23125%
is lower than the MSCI EAFE Index by:	-0.40%	0.25625%
is lower than the MSCI EAFE Index by:	-0.20%	0.28125%
equals to the MSCI EAFE Index:	0.00%	0.30625%
exceeds the MSCI EAFE Index by:	0.20%	0.33125%
exceeds the MSCI EAFE INDEX by:	0.35%	0.35000%
exceeds the MSCI EAFE Index by:	0.60%	0.38125%
exceeds the MSCI EAFE Index by:	0.80%	0.40625%
exceeds the MSCI EAFE Index by:	1.00%	0.43125%
exceeds the MSCI EAFE Index by:	1.20%	0.45625%
exceeds the MSCI EAFE Index by:	1.40%	0.48125%
exceeds the MSCI EAFE Index by:	1.60%	0.50625%
exceeds the MSCI EAFE Index by:	1.80%	0.53125%
exceeds the MSCI EAFE Index by:	2.35% or more	0.60000%
Effective June 26, 2007, the Agreement was further amended to provide that CapGuardian is required to reduce the fee to which it would otherwise be entitled for the quarterly period ended July 31, 2007 by $417,025.00.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
Supplement to Statement of Additional Information for The Hirtle Callaghan Trust